Exhibit 99.1

Holley Announces Closing of Business Combination with Empower

Holley, the leading performance automotive enthusiast platform, will be listed on the New

York Stock Exchange under the ticker “HLLY”

Bowling Green, KY — July 16, 2021 – Holley Inc. (“Holley” or the “Company”), the largest and fastest growing platform in the enthusiast branded performance automotive aftermarket category, today announced the closing of its previously announced business combination with Empower Ltd. (“Empower”), a publicly traded special purpose acquisition company formed by MidOcean Partners. The business combination was approved by Empower’s stockholders on July 14, 2021. Holley is a portfolio company of Sentinel Capital Partners, who will continue to have a significant stake in the Company. Beginning July 19, 2021, Holley’s shares will trade on the New York Stock Exchange under the ticker symbol “HLLY.”

Holley’s President and Chief Executive Officer, Tom Tomlinson, and the current management team will continue to lead the Company. Matthew Rubel, Chief Executive Officer and Executive Chairman of the Board of Directors of Empower, will serve as Chairman of the Board of Directors at Holley.

Holley plans to continue investing in the Company’s growth initiatives by accelerating its penetration across categories and platforms; supporting strategic M&A activity; and further expanding its unique event based experiential and digital marketing efforts.

Tom Tomlinson, Holley CEO, stated “This is an exciting day for our Company and marks an important milestone in our history. We are enthusiasts and we built this business for our enthusiast customers. As we look to the future, we will remain relentlessly focused on our performance automotive enthusiast community, innovative and exciting new product, and accretive M&A.”

“We are pleased to close the business combination with Holley and officially list the Company on the New York Stock Exchange,” said Matthew Rubel, the Chairman of Holley’s Board of Directors. “Together, with our respective strengths, we look forward to the growth opportunities ahead, further building the business for future success, gaining additional market share and continuing to grow as a leader in the enthusiast performance automotive industry.”

Since announcing the planned business combination Holley acquired substantially all of the assets of Advanced Engine Management, Inc. (dba AEM Performance Electronics), a leading developer and supplier of electronic control and monitoring systems for performance automotive applications. Additionally, Holley appointed two key executives in an effort to further drive long-term growth, Chief Financial Officer, Dominic Bardos, and Executive Vice President of Corporate Development and New Ventures, Vinny Nimmagadda, and continues to see strong financial performance, recently reporting first quarter 2021 results which saw robust organic and acquired growth.

Following the closing of the business combination, Holley’s Board of Directors now consists of seven directors who bring decades of deep industry experience and leadership roles scaling billion-dollar enterprises at various stages. The newly appointed Board will serve as a valuable asset to the Company as it seeks to drive growth and maximize shareholder value. The Board of Directors includes:

•	Matthew Rubel, Chief Executive Officer and Executive Chairman of the Board of Empower Ltd.

•	Tom Tomlinson, President and Chief Executive Officer of Holley

•	Gina Bianchini, Founder and Chief Executive Officer of Mighty Network

•	Owen M. Basham, Principal of Sentinel Capital Partners

•	James D. Coady, Partner of Sentinel Capital Partners

•	Michelle Gloeckler, former Executive Vice President, Chief Merchant & President of International for Academy Sports + Outdoors

•	Ginger Jones, former Vice President, Chief Financial Officer of Cooper Tire & Rubber Company

About Holley

Holley is a leading designer, marketer, and manufacturer of high-performance products for car and truck enthusiasts. Holley offers the largest portfolio of iconic brands that deliver innovation and inspiration to a large and diverse community of millions of avid automotive enthusiasts who are passionate about the performance and personalization of their classic and modern cars. Holley has disrupted the performance category by putting the enthusiast consumer first, developing innovative new products, and building a robust M&A process that has added meaningful scale and diversity to its platform. For more information on Holley, visit www.holley.com.

About Empower Ltd.

Empower was a blank check company formed by MidOcean Partners whose business purpose was to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Empower’s management team was led by Mr. Rubel, its Chief Executive Officer and Executive Chairman of its Board of Directors, and Mr. Clempson, Empower’s President. Empower raised $250,000,000 in its initial public offering in October 2020 and was listed on the NYSE under the ticker symbols “EMPW”, “EMPW-UN” and “EMPW-WT”.

About Sentinel Capital Partners

Sentinel specializes in buying and building lower midmarket businesses in the United States and Canada in partnership with management. Sentinel targets business services, consumer, healthcare services, and industrial businesses. Sentinel invests in management buyouts, recapitalizations, corporate divestitures, going-private transactions, and structured equity investments of established businesses with EBITDA of up to $80 million. Sentinel also invests in special situations, including balance sheet restructurings and operational turnarounds. For more information about Sentinel, visit www.sentinelpartners.com.

Forward Looking Statement

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Holley’s future financial or operating performance. For example, projections of future sales and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “would,” “will continue,” “will be,” “will likely result,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “strategy,” “future,” “opportunity,” “plan,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Holley or others following the closing of the business combination; 2) the ability to meet the NYSE’s listing standards following the consummation of the business combination; 3) the risk that the business combination disrupts current plans and operations of Holley as a result of consummation of the business combination; 4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 5) costs related to the business combination; 6) changes in applicable laws or regulations; 7) the possibility that Holley may be adversely affected by other economic, business and/or competitive factors; and 8) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements; Market, Ranking and Other Industry Data” in Empower’s Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”), and other documents of Empower filed, or of Holley, to be filed, with the SEC. Although Holley believes the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Holley presently does not know or that Holley currently believes is immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Holley does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

Contacts

Empower:

Phil Denning / Michael Wolfe

ICR, Inc.

EmpowerPR@icrinc.com

(646) 277-1200

Holley:

Ross Collins / Stephen Poe

Alpha IR Group.

HLLY@alpha-ir.com

(312) 455-2870